400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Vice President, Investor Relations Elisabeth A. Heiss, Manager, Investor Relations (617) 796-8245 www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports Second Quarter 2010 Results

____________________________________

Newton, MA (July 28, 2010).  Five Star Quality Care, Inc. (NYSE Amex: FVE) today announced its financial results for the quarter and six months ended June 30, 2010.

Second Quarter 2010 Financial Highlights:

▪	Total revenues for the second quarter of 2010 increased 5.7% to $311.9 million from $295.0 million for the same period last year.

▪	Income from continuing operations for the second quarter of 2010 was $8.2 million compared to $9.3 million for the same period last year.

▪
Income per share from continuing operations for the second quarter of 2010 was $0.23 and $0.22, basic and diluted, respectively, compared to $0.29 and $0.26, basic and diluted, respectively, for the same period last year.

▪
Income from continuing operations for the second quarter of 2010 included several items that, in aggregate, resulted in a positive impact of $561,000, or $0.02 and $0.01 per share, basic and diluted, respectively, to our earnings.  These items were a $4.2 million gain on our holdings of auction rate securities and a $418,000 gain on early extinguishment of debt, offset by a $4.0 million loss on our UBS put right related to auction rate securities.  Income from continuing operations for the second quarter of 2009 included several items that, in aggregate, resulted in a positive impact of $6.5 million, or $0.20 and $0.17 per share, basic and diluted, respectively, to our earnings.  These items were a $6.1 million gain on early extinguishment of debt, a $239,000 unrealized gain on our UBS put right related to auction rate securities and a $195,000 unrealized gain on our holdings of auction rate securities.

▪
Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the second quarter of 2010 was $13.2 million compared to $15.0 million for the same period last year.  As described above: EBITDA for the second quarter of 2010 had items that, in aggregate, had a positive impact of $561,000; and EBITDA for the second quarter of 2009 had items that, in aggregate, had a positive impact of $6.5 million.  EBITDA excluding these items was $12.7 million in the second quarter 2010 compared with $8.5 million for the same period last year.

Second Quarter 2010 Operating Highlights (Senior Living Communities):

▪	Senior living occupancy for the second quarter of 2010 was 86.2% compared to 86.5% for the same period last year and 86.2% for the first quarter of 2010.

▪	Senior living average daily rate for the second quarter of 2010 increased by 1.7% to $148.67 from $146.13 in the same period last year.

▪	The percentage of senior living revenue derived from private and sources other than Medicare and Medicaid for the second quarter of 2010 increased to 70.1% from 69.1% for the same period last year.

▪
For those senior living communities that we have operated continuously since April 1, 2009 (comparable communities), occupancy for the second quarter of 2010 was 86.1% compared to 86.5% for the same period last year.

▪	The average daily rate at comparable communities for the second quarter of 2010 increased by 1.9% to $148.87 from $146.13 in the same period last year.

First Half 2010 Financial Highlights:

▪	Total revenues for the six months ended June 30, 2010 increased 5.6% to $620.2 million from $587.1 million for the same period last year.

▪	Income from continuing operations for the six months ended June 30, 2010 was $12.6 million compared to net income from continuing operations of $34.5 million for the same period last year.

▪
Income per share from continuing operations for the six months ended June 30, 2010 was $0.35 and $0.34, basic and diluted, respectively, compared to $1.07 and $0.93, basic and diluted, respectively, for the same period last year.

▪
Income from continuing operations for the six months ended June 30, 2010 included several items that, in aggregate, resulted in a positive impact of $560,000, or $0.02 and $0.01 per share, basic and diluted, respectively, to our earnings.  These items were a $4.9 million gain on our holdings of auction rate securities and a $418,000 gain on early extinguishment of debt, offset by a $4.7 million loss on our UBS put right related to auction rate securities.  Income from continuing operations for the six months ended June 30, 2009 included several items that, in aggregate, resulted in a positive impact of $28.7 million, or $0.89 and $0.75 per share, basic and diluted, respectively.  These items included a $31.2 million gain on early extinguishment of debt and a $3.7 million unrealized gain on our holdings of auction rate securities, offset by a $3.3 million unrealized loss on our UBS put right related to auction rate securities and a $2.9 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance companies.

▪
EBITDA for the six months ended June 30, 2010 was $22.3 million compared to $45.0 million for the same period last year.  As discussed above: EBITDA for the first six months of 2010 had items that, in aggregate, resulted in a positive impact of $560,000; and EBITDA for the first six months of 2009 had items that, in aggregate, resulted in a positive impact of $28.7 million.  EBITDA excluding these items was $21.8 million in the first half of 2010 compared with $16.3 million for the same period last year.

Other Highlights:

On June 30, 2010, we exercised our right to require UBS to acquire our auction rate securities at par value totaling $41.5 million in accordance with our settlement agreement with UBS.  The transaction settled on July 1, 2010.  We accounted for this transaction by eliminating the fair value of our auction rate securities and the UBS put right from our balance sheet.

2

During June 2010, we issued a notice to repay one of our United States Department of Housing and Urban Development, or HUD, insured mortgages, with a principal balance of $4.5 million, that we expect to repay within a year.  As a result we recorded a $134,000 prepayment penalty.

During the three months ended June 30, 2010, we purchased and retired $7.7 million par value of our outstanding Notes for $6.9 million, plus accrued interest, and recorded a $552,000 gain, net of related unamortized costs, on this early extinguishment of debt.  This gain is offset by the $134,000 related to the penalty to prepay the HUD insured mortgage.

Non-GAAP Financial Measures:

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  For reconciliations of these non-GAAP financial measures to corresponding period GAAP financial measures, please see page 7 of the supplemental information attached hereto.

Conference Call:

On July 28, 2010 at 5:00 p.m. Eastern Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Paul V. Hoagland, Treasurer and Chief Financial Officer, will host a conference call to discuss the second quarter financial results.  Following the Company’s remarks, there will be a question and answer period.

The conference call telephone number is (800) 273-2385.  Participants calling from outside the United States and Canada should dial (913) 312-6670. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 8:00 p.m. Eastern Daylight Time Wednesday, August 4, 2010. To hear the replay, dial (888) 203-1112 or (719-457-0820) from outside the United States and Canada.  The replay pass code is 1471852.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the Company’s web site about five minutes before the call.  The archived webcast will be available for replay on the Company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

 Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star owns or leases and operates 213 senior living communities with 22,669 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

3

Supplemental Information, page 1 of 7

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME
(in thousands, except share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Revenues:
Senior living revenue	$266,844	$251,007	$531,561	$500,229
Rehabilitation hospital revenue	25,109	25,673	49,161	50,367
Institutional pharmacy revenue	19,913	18,285	39,490	36,550
Total revenues	311,866	294,965	620,212	587,146

Operating expenses:
Senior living wages and benefits	134,239	128,228	266,554	254,106
Other senior living operating expenses	61,002	59,544	125,972	120,454
Rehabilitation hospital expenses	22,960	22,749	45,617	45,648
Institutional pharmacy expenses	19,484	18,288	38,506	36,661
Rent expense	47,426	44,556	94,534	88,461
General and administrative	14,077	13,007	27,224	25,449
Depreciation and amortization	4,156	4,258	8,247	8,422
Total operating expenses	303,344	290,630	606,654	579,201

Operating income	8,522	4,335	13,558	7,945

Interest, dividend and other income	638	784	1,301	1,915
Interest and other expense	(926)	(1,246)	(1,698)	(2,426)
Gain on investments in trading securities	4,187	195	4,856	3,711
(Loss) gain on UBS put right related to auction rate securities	(4,044)	239	(4,714)	(3,287)
Equity in losses of Affiliates Insurance Company	(24)	(109)	(52)	(109)
Gain on early extinguishment of debt	418	6,106	418	31,231
Impairment of investments in available for sale securities	-	-	-	(2,947)

Income from continuing operations before income taxes	8,771	10,304	13,669	36,033
Provision for income taxes	(560)	(993)	(1,053)	(1,509)
Income from continuing operations	8,211	9,311	12,616	34,524
Loss from discontinued operations	(58)	(733)	(378)	(574)

Net income	$8,153	$8,578	$12,238	$33,950

Weighted average shares outstanding - basic	35,700	32,236	35,684	32,221

Weighted average shares outstanding - diluted	39,484	37,728	39,488	38,437

Basic income per share from:
Continuing operations	$0.23	$0.29	$0.35	$1.07
Discontinued operations	-	(0.02)	(0.01)	(0.02)
Net income per share - basic	$0.23	$0.27	$0.34	$1.05

Diluted income per share from:
Continuing operations	$0.22	$0.26	$0.34	$0.93
Discontinued operations	-	(0.02)	(0.01)	(0.01)
Net income per share - diluted	$0.22	$0.24	$0.33	$0.92

Supplemental Information, page 2 of 7

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
(in thousands, except share data)
(unaudited)

	June 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$25,681	$11,299
Accounts receivable, net of allowance	61,595	61,418
Due from UBS(1)	41,462	-
Investments in trading securities(1)	-	65,961
Investments in available for sale securities	11,765	11,893
Restricted cash	4,588	5,418
UBS put right related to auction rate securities(1)	-	8,322
Prepaid expenses and other current assets	12,189	20,162
Total current assets	157,280	184,473

Property and equipment, net	194,010	192,742
Equity investment in Affiliates Insurance Company	4,992	5,000
Restricted cash and investments	9,796	10,567
Goodwill and other long term assets	20,381	20,318
Total assets	$386,459	$413,100

Liabilities and Shareholders' Equity
Current liabilities:
UBS secured revolving credit facility related to auction rate securities(2)	$6,264	$39,141
Other current liabilities	142,958	139,063
Total current liabilities	149,222	178,204

Mortgage notes payable	7,757	12,284
Convertible senior notes	41,990	49,707
Other long term liabilities	35,004	33,590
Shareholders’ equity (35,723,814 and 35,668,814 shares issued and outstanding at June 30, 2010 and December 31, 2009)	152,486	139,315
	$386,459	$413,100

(1)
In November 2008, we entered into a settlement with UBS related to our investment in auction rate securities, or ARS.  The settlement was made in connection with UBS's settlement with the U.S. Securities and Exchange Commission, or the SEC, the New York Attorney General and other state agencies related to UBS's sale and marketing of ARS.  Under the terms of the settlement, we obtained the UBS Put Right pursuant to which we might require UBS to repurchase our ARS at 100% of par value (including accrued and unpaid interest, if any) at our option during the period beginning June 30, 2010 and ending July 2, 2012.  On June 30, 2010, pursuant to our settlement agreement with UBS, we exercised our UBS Put Right to require UBS to acquire our ARS at par value.  The $41.5 million due from UBS as of June 30, 2010 was paid to us on July 1, 2010.

(2)	Subsequent to the settlement of our receivable from UBS on July 1, 2010 we repaid our outstanding balance of $6.3 million and terminated the credit facility.

Supplemental Information, page 3 of 7

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Six months ended
	June 30,		June 30,
	2010	2009	2010	2009

Number of communities (end of period)	213	202	213	202
Number of living units (end of period)	22,669	21,721	22,669	21,721
Number of living units % growth	4.4%		4.4%

Occupancy	86.2%	86.5%	86.3%	86.7%
Average daily rate (ADR)	$148.67	$146.13	$148.87	$145.60
ADR % growth	1.7%		2.2%

Percent breakdown of net senior living revenues:
Medicaid	15.6%	16.3%	15.5%	16.0%
Medicare	14.3%	14.6%	14.3%	14.7%
Private and other sources	70.1%	69.1%	70.2%	69.3%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$266,844	$251,007	$531,561	$500,229
Senior living revenues % growth	6.3%		6.3%

Senior living wages and benefits	$134,239	$128,228	$266,554	$254,106
Senior living wages and benefits as a % of senior living revenues	50.3%	51.1%	50.1%	50.8%
Other senior living operating expenses	$61,002	$59,544	$125,972	$120,454
Other senior living operating expenses as a % of senior living revenues	22.9%	23.7%	23.7%	24.1%
Community expenses(2) % growth	4.0%		4.8%

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

Supplemental Information, page 4 of 7

FIVE STAR QUALITY CARE, INC.
COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Six months ended
	June 30,(2)		June 30,(3)
	2010	2009	2010	2009

Number of communities (end of period)	202	202	202	202
Number of living units (end of period)	21,721	21,721	21,721	21,721

Occupancy	86.1%	86.5%	86.2%	86.7%
Average daily rate (ADR)	$148.87	$146.13	$149.03	$145.60
ADR % growth	1.9%		2.4%

Percent breakdown of net senior living revenues:
Medicaid	16.0%	16.3%	15.9%	16.0%
Medicare	14.6%	14.6%	14.6%	14.7%
Private and other sources	69.4%	69.1%	69.5%	69.3%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$255,880	$251,007	$509,537	$500,229
Senior living revenues % growth	1.9%		1.9%

Senior living wages and benefits	$128,727	$128,228	$255,543	$254,106
Senior living wages and benefits as a % of senior living revenues	50.3%	51.1%	50.2%	50.8%
Other senior living operating expenses	$58,657	$59,544	$121,112	$120,454
Other senior living operating expenses as a % of senior living revenues	22.9%	23.7%	23.8%	24.1%
Community expenses(4) % growth (decline)	(0.2%)		0.6%

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.
(2)	Communities that we have operated continuously since April 1, 2009.
(3)	Communities that we have operated continuously since January 1, 2009.
(4)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

Supplemental Information, page 5 of 7

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY FINANCIAL DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended		Six months ended
	June 30,		June 30,
	2010	2009	2010	2009

Independent and assisted living community revenue(2)	$202,546	$186,246	$403,687	$371,291
Skilled nursing facility revenue	64,298	64,761	127,874	128,938
Total senior living revenue	$266,844	$251,007	$531,561	$500,229

Independent and assisted living community wages and benefits	$92,719	$86,005	$183,950	$170,576
Skilled nursing facility wages and benefits	41,520	42,223	82,604	83,530
Total senior living wages and benefits	$134,239	$128,228	$266,554	$254,106

Independent and assisted living community operating expenses	$46,439	$44,362	$95,688	$90,088
Skilled nursing facility operating expenses	14,563	15,182	30,284	30,366
Total other senior living operating expenses	$61,002	$59,544	$125,972	$120,454

(1)	Excludes data for discontinued senior living operations.
(2)	Includes rehabilitation and other specialty service revenues provided at residential facilities and expenses associated with our captive insurance company.

COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

	Three months ended		Six months ended
	June 30,(2)		June 30,(3)
	2010	2009	2010	2009

Independent and assisted living community revenue(4)	$191,582	$186,246	$381,663	$371,291
Skilled nursing facility revenue	64,298	64,761	127,874	128,938
Total senior living revenue	$255,880	$251,007	$509,537	$500,229

Independent and assisted living community wages and benefits	$87,207	$86,005	$172,939	$170,576
Skilled nursing facility wages and benefits	41,520	42,223	82,604	83,530
Total senior living wages and benefits	$128,727	$128,228	$255,543	$254,106

Independent and assisted living community operating expenses	$44,094	$44,362	$90,828	$90,088
Skilled nursing facility operating expenses	14,563	15,182	30,284	30,366
Total other senior living operating expenses	$58,657	$59,544	$121,112	$120,454

(1)	Excludes data for discontinued senior living operations.
(2)	Communities that we have continuously operated since April 1, 2009.
(3)	Communities that we have continuously operated since January 1, 2009.
(4)	Includes rehabilitation and other specialty service revenues provided at residential facilities and expenses associated with our captive insurance company.

Supplemental Information, page 6 of 7

FIVE STAR QUALITY CARE, INC.
OTHER OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	23	23	23	23
Assisted and independent living communities, leased	147	136	147	136
Total number of assisted and independent living communities	170	159	170	159

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	41	41	41	41
Total number of skilled nursing communities	43	43	43	43

Total number of senior living communities	213	202	213	202

Number of senior living units (end of period):
Assisted and independent living communities, owned	1,964	1,964	1,964	1,964
Assisted and independent living communities, leased(3)	16,661	15,713	16,661	15,713
Total number of assisted and independent living units	18,625	17,677	18,625	17,677

Skilled nursing communities, owned	271	271	271	271
Skilled nursing communities, leased(4)	3,773	3,773	3,773	3,773
Total number of skilled nursing units	4,044	4,044	4,044	4,044

Total number of senior living units	22,669	21,721	22,669	21,721

Senior living revenues:
Assisted and independent living communities	$200,393	$184,402	$399,575	$367,943
Skilled nursing communities	64,298	64,761	127,874	128,938
Other(5)	2,153	1,844	4,112	3,348
Total senior living revenues	$266,844	$251,007	$531,561	$500,229

Senior living data:
Assisted and independent living communities occupancy	86.6%	86.4%	86.6%	86.6%
Assisted and independent living communities ADR	$136.43	$132.54	$136.75	$132.65
Assisted and independent living communities ADR % growth	2.9%		3.1%

Skilled nursing communities occupancy	84.7%	87.1%	84.9%	87.3%
Skilled nursing communities ADR	$206.32	$205.02	$205.81	$201.67
Skilled nursing communities ADR % growth	0.6%		2.1%

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	54.8%	60.8%	54.7%	61.5%

(1)	Excludes data for institutional pharmacy operations and discontinued senior living operations.
(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)
Includes 2,036 and 1,896 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three and six months ended June 30, 2010 and 2009, respectively.

(4)	Includes 87 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three and six months ended June 30, 2010 and 2009.
(5)
Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

Supplemental Information, page 7 of 7

FIVE STAR QUALITY CARE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
 (in thousands, except per share data)

The reconciliation of income from continuing operations to earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items for the three and six months ended June 30, 2010 is below.  EBITDA and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the inclusion of these non-GAAP financial measures may help investors to gain a better understanding of changes in our core operating results, and may also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for our communities and for us as a whole and for comparing such performance to that of prior periods and to the performance of our competitors.  This information should not be considered as an alternative to net income or any other financial operating or performance measure established by GAAP.

	For the three months ended June 30,		For the six months ended June 30,
	2010	2009	2010	2009
Income from continuing operations	$8,211	$9,311	12,616	34,524
Add: interest and other expense	926	1,246	1,698	2,426
Add: income tax expense	560	993	1,053	1,509
Add: depreciation and amortization	4,156	4,258	8,247	8,422
Less: interest, dividend and other income	(638)	(784)	(1,301)	(1,915)
EBITDA	13,215	15,024	22,313	44,966
Add: impairment of certain investments	-	-	-	2,947
Add: unrealized loss on UBS put right related to auction rate securities	4,044	-	4,714	3,287
Less: unrealized gain on investments in trading securities	(4,187)	(195)	(4,856)	(3,711)
Less: unrealized gain on UBS put right related to auction rate securities	-	(239)	-	-
Less: gain on early extinguishment of debt	(418)	(6,106)	(418)	(31,231)
EBITDA excluding certain items	$12,654	$8,484	21,753	16,258